SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 24, 2004

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28774	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2320 Marinship Way, Suite 300 Sausalito, California 94965
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 331-5281

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

The Company hereby furnishes the following exhibit pursuant to Item 12 “Results of Operations and Financial Condition.”

Exhibit No.	Description

99.1	Press Release issued on February 24, 2004.

Item 12. Results of Operations and Financial Condition

The following information and Exhibit 99.1 are furnished pursuant to Item 12, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 24, 2004, the Company issued a press release setting forth the Company’s results of operations and financial condition for the three and twelve months ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 24, 2004.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Monica J. Burke
Monica J. Burke
Executive Vice President and Chief Financial Officer

Exhibit List

Exhibit No.	Description

99.1	Press Release issued on February 24, 2004.